                                                                 SELECTED FUNDS

                                                                  ANNUAL REPORT

                                                              DECEMBER 31, 1997










    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



                              [PICTURE OF A LEAF]




                                                                       SELECTED
                                                                          FUNDS
                                                        DAVIS SELECTED ADVISERS

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

Dear Shareholder:

MARKET OVERVIEW

While 1997 was another strong year for stocks, volatility increased markedly in the latter part of the year. We think 1998 could be a time when money managers will earn their money every day, every week, every month. The market has never been up 20% for more than three years in a row. So the odds are it will be in a trading range in 1998.

The financial turmoil in Asia has triggered concerns that the crisis will hurt U.S. exports and corporate earnings as markets are flooded with cheap Asian imports. Certainly the crisis will mean earnings disruptions and even bankruptcies for companies in the Far East. But U.S. companies with a longer view may be able to gain market share through acquisitions and joint ventures in Southeast Asian markets with exciting growth potential over the next 20 or 30 years. So what was impossible during good times because of these countries' closed economic systems may become possible now that Asian companies need U.S. capital and ingenuity to get back on track.

We have enjoyed a long bull market with a lack of major corrections, and we are entering a period when expectations should be lower. But we believe that the bullish case for equities remains intact and that any market weakness next year may merely be the pause that refreshes.

Investors' greatest fear should not be a correction, but a financial bubble where stock valuations inflate to unrealistic levels and then crash, as they did in 1973 and 1974. A long overdue market correction would allow us to buy the same businesses at bargain prices, and that should be welcomed, not feared.

When merchandise goes on sale in stores, people are happy to buy it thinking they are getting a bargain. But when stocks or industry groups go on sale, people get nervous rather than using those times as buying opportunities. Most investors should adopt a long-term perspective and make it a habit to invest regularly every week or every month, without trying to second-guess short-term market developments. That is the way to benefit from the power of compounding over decades.(1)

At Davis Selected Advisers, our focus has always been on the best interest of our shareholders, and the means by which we can accomplish this is through thorough research. We concentrate on finding good businesses with strong managements, and we think three years or even 30 years ahead, not 30 days or three months ahead.

If you take a 30-year view of the market, assume a starting level of 8,000 for the Dow and compound that figure at 7% annually--not an unreasonable growth rate based on past performance--the Dow would be at 64,000 in three decades. If you start that process with the Dow at 6,000 and compound that amount at 7% a year, the Dow would reach 48,000 in 30 years.(2)

Either figure is so far ahead of where the market is today that we think it is pointless to worry about the next 2,000 points on the Dow. That is why we intend to remain committed owners of equities in 1998.

Sincerely,



James J. McMonagle                               Shelby M.C. Davis
Chairman                                         Chief Investment Officer

February 18, 1998

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

o Selected American Shares, our large-cap growth-and-income fund enjoyed an exceptionally strong year in 1997, outpacing the 33.35% return on the Standard & Poor's 500.(3)

o The Fund generated a total return of 37.25% for the 12 months ended December 31, 1997, ranking it 11th among the 611 growth-and-income funds tracked by Lipper Analytical Services.(4)

o From May 6, 1993 through December 31, 1997, the approximate period that Davis Selected Advisers has managed Selected American Shares, it ranked number two out of 260 funds in the Lipper category, providing an average annual total return of 22.32%.(5)

o In addition, the Fund holds Morningstar's highest ***** (five-star) rating for the latest three-year period and a **** (four-star) rating for the latest five- and 10-year periods.(6)

o Christopher Davis, Portfolio Manager of Selected American Shares, was named by Money magazine as one of "five young managers who win like old pros." According to Money, "They're still under 40, but these stock pickers are showing the talent to produce a lifetime of profits."(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER

Q. How would you describe the market's behavior in 1997?

A. Two characteristics defined the market in 1997. The first was sloppy thinking--that is, the belief that stocks can keep going up faster than earnings per share because of expanding price/earning multiples...that earnings per share can keep going up faster than revenue because of share repurchases, margin expansion and financial engineering...that revenue can keep growing faster than units sold because of price increases. This dynamic cannot go on forever.

The flaws in that "new-era" thinking are apparent now. Companies clearly have little pricing power today. Margins are near all-time highs, and long-overdue changes in accounting for executive options may put further pressure on the expense line. In addition, the benefits of downsizing, reengineering and write-offs, as well as the easy benefits of international expansion and a depreciating dollar, are largely behind us. So perhaps the "easy" gains are behind us as the fundamentals catch up with stock market valuations.

The second defining characteristic of the market in 1997 was volatility--but, in our mind, that can be a good thing. To quote from a story (originally attributable to Ben Graham) that Warren Buffett recounted at the annual meeting of Berkshire Hathaway:

"Just imagine that when you buy a stock, you've bought into a business where you have this obliging partner who comes around every day and offers you a price at which he'll either buy or sell....No one ever does that in a private
business....But, in the stock market, you get it. Well, that's a huge advantage. And it's a bigger advantage if this

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER-CONTINUED

partner of yours is a heavy drinking manic depressive. In fact, the crazier he is, the more money you you're going to make. So, as an investor, you should love volatility."(8)

Q. What changes do you anticipate in investor focus going forward?

A. We expect to see a much greater emphasis on old-fashioned investment basics, rather than on new-era thinking. And we intend to continue with the investment approach that has been successfully employed by the Davis family in bull and bear markets during the past 50 years. Most importantly, we recognize that stocks are not merely pieces of paper but represent ownership interests in businesses. As a result, our investment process focuses on two simple questions: What kind of businesses do we want to own and how much should we pay for them?

The kinds of businesses we want to own have characteristics such as: first-class management, high returns on capital, a lean expense structure, a dominant or growing share in a growing market, products or services that do not become obsolete, a strong balance sheet, and successful international operations.

In terms of how much to pay, we want to buy stocks of those businesses for considerably less than they are worth. No business is a good buy regardless of the price. Almost 50 years ago, Ben Graham advised investors to buy stocks as they buy groceries, not perfume. That means using common sense, rather than emotion, to buy more when there is a sale and to substitute other selections when prices rise--rather than thinking a high price enhances mystique, as many people do when buying perfume.

We base stock valuations on the return we would expect to earn if we bought the entire business, and we focus on the owner's cash earnings relative to the purchase price. That is, we look at how much money we could put in our pocket at the end of the year if we owned the whole business, after spending what was required to maintain the business's competitive position. Then we determine what that amount represents as a percentage of the current market capitalization, including debt. This is also known as the earnings yield.

To our way of thinking, growth and value are two sides of the same coin. What we are looking for is the opportunity to buy growth at value prices.

Q. Given today's slow-growth economy and a market that places huge premiums on the shares of growing companies, how do you find growth at reasonable prices?

A. While it is difficult now to find both growth and value in the same stock, we have identified five themes that offer the opportunity to buy when prices are low.

The first theme we call "growth in disguise". It includes companies that are not known as growth companies but that have been transformed into growth companies by fundamental changes in their markets or the economy. This theme would encompass financial services companies, which are benefiting from favorable long-term demographic trends as baby boomers enter their peak earning and investing years. It would also include oil services companies, which are now emerging from a 17-year bear market.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS, PORTFOLIO MANAGER-CONTINUED

The second theme is "growth under a cloud". Short-term disappointments or controversy can mask a company's strong long-term prospects. We believe this may be the case with McDonald's and NIKE, both of which are struggling domestically but have dominant international brand positions.

A third theme is "restructured growth". This theme has been played across American industry in the last 10 years, and was certainly evident with IBM and American Express, both large holdings of ours.(9)

A fourth theme is "growth delayed". This refers to companies with the enviable problem of having so much business that temporary bottlenecks hurt near-term results. Burlington Northern and Boeing, for example, have been caught by surprise at the strength of their businesses, and that has created short-term operating problems. Hopefully, a year from now investors will realize that these times were really buying opportunities.

The final theme is "volatile growth". Technology is truly one of the great growth engines of our economy, with the use of technology expanding at a staggering rate every year while its price is cut in half. Because of high growth rates, short-term results may be volatile. But, as mentioned above, volatility is often an investor's ally.

Q. What is your long-term outlook?

A. Fundamentally, we remain optimists, but we believe that investors must moderate their expectations. The kind of results the market has posted in the last three years cannot continue, based on the value of the underlying businesses. However, this is not necessarily bad news. In fact, between 1966 and 1997, the Dow Jones Industrial Average, excluding dividends, compounded at only 7%--a rate far below what many would guess. Yet if even this modest growth rate were sustained for the next 30 years, the Dow would trade at 64,000. So more moderate expectations need not be cause for despair!


SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

o Selected Special Shares, our diversified small- and mid-cap growth fund, scored good gains in 1997, easily outperforming its benchmarks.

o The Fund provided a total return of 26.90% for the 12 months ended December 31, 1997 versus returns of 15.04% for the Lipper Small Company Funds Index(10) and 20.13% for the Wilshire Mid Cap Company Growth Index(11) for the same time period.

o Unlike many small-cap funds that pursue short-term performance by aggressively concentrating on volatile, speculative plays, Selected Special Shares is positioned to build long-term wealth for shareholders over a prolonged period of time while seeking to deliver less volatile returns and avoid major losses. The Fund's three-year track record--an average annual return of 23.98%--supports this objective.(12)

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER

Q. What were the reasons for the Fund's strong performance?

A. The environment for equities was favorable in 1997, with inflation and interest rates both running lower than expected. In the middle of the year, the market advance expanded to include small- and mid-cap stocks. Financial service stocks worked particularly well for us--including Northern Trust, Charles Schwab and TCF Financial, all of which we have owned for some time.(9)

Personnel service companies, such as Robert Half, Labor Ready and On Assignment were also good performers, as were outsourcing companies, such as Paychex and Computer Sciences, which generated especially good returns in the fourth quarter. Oil services stocks did well in the first part of the year, but were hit by profit-taking in the fourth quarter.

Q. What is the reason to own a small-cap fund?

A. A small-cap and mid-cap portfolio adds an important dimension to a diversified investment strategy in the long run. That is because it offers the potential for substantial gains from a part of the market that, in our opinion, is not valued as efficiently as large-cap stocks. Selected Special Shares is designed to be a complementary component to our large-cap fund, Selected American Shares, in a balanced long-term investment program.

Q. Where do you see opportunities today?

A. We generally target companies growing at 15% to 30% rather than more rapidly growing companies where risk is inherently greater. We look for companies that are effective users of technology and companies at the forefront of innovation so that approximately one-third of their products are new within the last three years.

Today, we are seeing tremendous advances in medicine, communications and computing that create their own demand and even whole new business opportunities. For instance, use of the Internet is driving down costs in a number of businesses. Amazon.com, the Internet bookseller, is a prime example of the possibilities.

We also expect continued personnel outsourcing and further consolidation of fragmented industries. A number of companies are well-positioned to absorb and consolidate other businesses, including Leggett & Platt, a manufacturer of seating mechanisms and other components; Hon Industries in the home office furniture area; and Illinois Tool Works.

Q. What kind of impact might the financial turmoil in Asia have on small- and mid-cap stocks?

A. You have to evaluate that question on a company-by-company basis. But, overall, the exposure of small- and mid-cap stocks to currency fluctuations and other related problems is less. What we look for are companies with innovative products and services that transcend macroeconomic trends, and we think there are many opportunities in that category.

Furthermore, we believe that global expansion and rising standards of living around the world are dominant long-term themes. Although the speed of change may vary, nevertheless they are on an upward trend.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH ELIZABETH R. BRAMWELL, PORTFOLIO MANAGER-CONTINUED

Even more important, market volatility and uncertainties create opportunities to buy stocks at more favorable valuations and enhance long-term returns--a development we welcome as long-term investors. We are big believers in dollar-cost-averaging and the great advantage a fund enjoys in this regard. Whereas an individual may only have the money to buy 100 or 200 shares, the Fund has the financial resources to invest over time. We seek to work toward an average price, rather than running the risk of investing everything at a high price.

Q. How has your strategy positioned the Fund to benefit in the current market environment?

A. Our estimated earnings growth rate for the Fund's portfolio for 1998 is 26% and the price/earnings (P/E) ratio on the portfolio is 21 times. At that P/E, the portfolio is selling at approximately 80% of its future growth rate based on 1998 estimated earnings. On the other hand, the estimated 1998 earnings growth rate on the S&P 500 is 5% to 7% by our calculation and the P/E on the S&P is about 20 times 1998 projected earnings. So the S&P 500 is selling at well over two times future growth based on our 1998 estimates for far less growth.

We think that Selected Special Shares offers an attractively valued portfolio and that ultimately stocks move at least in line with their earnings growth. Furthermore, given the valuation of our portfolio, we think there is potential for the portfolio's overall P/E ratio to expand as well, giving investors an enhanced return.


SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

o The Selected U.S. Government Income Fund seeks to provide stable yet competitive current income consistent with capital preservation by investing in debt securities sponsored or guaranteed by the U.S. government or its agencies.(13)

o The Fund generated a total return of 7.32% for the 12 months ended December 31, 1997 versus a return of 8.84% for Lipper Analytical Services' general U.S. government fund category.

o The Fund's middle-of-the-road investment style emphasizes risk-adjusted performance. It seeks to deliver competitive results with less risk or volatility than other fixed-income funds. This cautious approach offers downside protection in bearish bond markets but may lag somewhat in bullish bond markets.

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER

Q. What is the Selected U.S. Government Income Fund's general strategy?

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

AN INTERVIEW WITH CAROLYN H. SPOLIDORO, PORTFOLIO MANAGER-CONTINUED

A. In line with the other Selected funds, we avoid market timing for the simple reason that even the most informed investment analysts cannot accurately predict market moves all the time. Our strategy is to create a well-diversified portfolio in terms of types of government securities, call features, maturity lengths and interest rate coupons so that we are positioned to benefit in various market environments.

Currently, the Fund's portfolio is divided roughly equally between mortgage-backed securities, including pass-through securities and collateralized mortgage obligations (CMOs), and U.S. government agency notes, including some issues that can be called in by the issuer before maturity and some that cannot. Agency securities tend to offer higher yields than comparable U.S. Treasury securities. The portfolio's duration is 4.0 years and its average life is 6.6 years.

Q. Could you provide some perspective on the bond market's performance last year?

A. Overall, we think investors were taken by surprise at the way the market performed in 1997--both in the first quarter when interest rates backed up and prices declined, and then later on by the extent of the market's rally. In our mind, that demonstrates why diversification is so important. Because no one can predict with certainty what markets will do, it is only prudent to be prepared for many different possibilities.

Looking ahead, we expect that 1998 will be a favorable environment for bond funds. Generally, we think the current financial turmoil in Asia will be noninflationary and could actually have a stabilizing effect on the U.S. economy. Lower inflation would help to keep interest rates down and could result in a slower rate of economic growth that may allow that growth to continue even longer, without rekindling inflation. However, if the Asian crisis resolves quickly, the flight to quality could be reversed--causing interest rates, especially short-term interest rates, to go up.

Similarly, the nation's current progress toward a balanced budget is a positive factor that should help to hold interest rates down as long as it continues. But setbacks regarding that objective could cause rates to rise.

While our outlook is fairly rosy, we recognize the importance of maintaining a disciplined approach with an all-weather diversified portfolio designed to smooth out Fund performance and provide stability in a variety of market climates. History has shown that forecasters are not always right.

Q. Why should investors choose a government bond fund?

A. A government bond fund can help create a strong foundation for any long-term investment portfolio. The Selected U.S. Government Income Fund provides potentially higher monthly income than most short-term investments and can offer investors an excellent means of balancing equity holdings with fixed income securities of the highest credit quality.

-----------------------------
This Annual Report is furnished to you by Davis Distributors, LLC, which acts as the distributor for the Selected Funds. This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of the Selected Funds which contains more about fees and expenses. Please read the prospectus carefully before investing or sending money.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

(1) Neither dollar cost averaging, nor any other mechanical system can guarantee a profit. Such a plan does not protect against loss in declining markets.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3) The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500 Index.

(4) Lipper Analytical Services' rankings and comparisons are based on total returns unadjusted for commissions.

For the one year period ended 12/31/97, Selected American Shares was ranked 11th among the 611 funds in the Lipper "Growth and Income Fund" category. For the three year period ended 12/31/97, Selected American Shares was ranked 2nd among the 400 funds in the Lipper "Growth and Income Fund" category. For the five year period ended 12/31/97, Selected American Shares was ranked 22nd among the 240 funds in the Lipper "Growth and Income Fund" category. For the ten year period ended 12/31/97, Selected American Shares was ranked 7th among the 136 funds in the Lipper "Growth and Income Fund" category.

Lipper Analytical Services rankings are based on total return performance unadjusted for commissions.

(5) The average annual total return for Selected American Shares for the one, five and ten year periods ended December 31, 1997, were 37.25%, 20.39% and 18.60%, respectively

(6) Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1997. The ratings are subject to change every month, Morningstar ratings are calculated from a fund's 3, 5 and 10 year average annual returns (based on available track records) in excess of 90-day Treasury bill (T-bill) returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.
Selected American Shares was rated against 2,332, 1,292 and 676 Domestic Equity Funds for the 3, 5 and 10 year periods respectively.

(7) Source: Money, February, 1998

(8) For a transcript of Mr. Buffet's comments, we suggest subscribing to Outstanding Investor Digest.

SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS-CONTINUED

(9) Portfolio holdings are subject to change.

(10) The Lipper Small Company Funds Index is comprised of the 30 largest funds that, by prospectus or portfolio practice, normally invest in companies with market capitalizations of less than 1 billion at the time of purchase. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index.

(11) The Wilshire Mid Cap Company Growth Index is an unmanaged, market capitalization-weighted index of companies with market capitalizations ranging from $826 million to $3.0 billion and with growth characteristics screened by sales growth, return on equity and dividend payout. Investments cannot be made directly in the index.

(12) The average annual total return for Selected Special Shares for the one, five and ten year periods ended December 31, 1997, were 26.90%, 15.54% and 14.93%, respectively.

(13) Shares of the Selected U.S. Government Income Fund, like all mutual funds, are not federally insured or guaranteed.

SELECTED AMERICAN SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 1997
===============================================================================

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


   PORTFOLIO MAKEUP                                        SECTOR WEIGHTINGS
(% OF FUND NET ASSETS)                                   (% OF STOCK HOLDINGS)
----------------------                                   ---------------------

    Preferred Stocks                                       Banks and saving
          1.5%                                                 and Loan
                                                                 13.3%
      Cash & Cash
      Equivalents                                               Energy
          2.9%                                                   10.1%

     Common Stocks                                             Building
         95.6%                                                 Material
                                                                 3.6%

                                                               Financial
                                                                 15.3%

                                                             Food/Beverage
                                                                 4.5%

                                                                 Other
                                                                 7.9%

                                                               Insurance
                                                                 13.1%

                                                          Pharmaceutical and
                                                              Health Care
                                                                 6.2%

                                                              Publishing
                                                                 3.3%

                                                               Railroad
                                                                 3.9%

                                                              Real Estate
                                                                 6.1%

                                                              Technology
                                                                 9.3%

                                                          Telecommunications
                                                                 3.4%

TOP 10 HOLDINGS
STOCK                             SECTOR                   % OF FUND NET ASSETS
-------------------------------------------------------------------------------
American Express Co.              Financial                         4.12%
Wells Fargo & Co.                 Banks & Savings & Loan
                                    Associations                    3.92%
Travelers Group Inc.              Financial                         3.77%
Morgan Stanley, Dean Witter,
  Discover & Co.                  Financial                         3.69%
Hewlett-Packard Company           Technology                        3.65%
International Business Machines
  Corporation                     Technology                        3.60%
General Re Corp.                  Insurance                         3.00%
McDonald's Corp.                  Food/Beverage & Restaurant        2.74%
Halliburton Co.                   Energy                            2.68%
BankAmerica Corp.                 Banks & Savings & Loan
                                    Associations                    2.46%

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997
===============================================================================

NEW POSITIONS ADDED (1/1/97-12/31/97)
 (Highlighted Positions are those greater than 0.99% of Total Net Assets)

                                                                                    DATE OF 1ST     % OF 12/31/97
SECURITY                                    SECTOR                                   PURCHASE        FUND ASSETS
----------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                     Technology                               12/10/97            0.20%
Baker Hughes Inc.                           Energy                                   1/8/97                --
Bristol-Meyers Squibb Company               Pharmaceutical and Health Care           3/11/97               --
British Petroleum Company PLC-ADR           Energy                                   6/5/97              0.54%
Ciba Specialty Chemicals ADR                Chemicals                                2/26/97               --
Crescent Operating, Inc.                    Real Estate                              6/30/97             0.08%
Crescent Real Estate Equities Company       Real Estate                              4/22/97             1.33%
Fluor Corp.                                 Energy                                   3/10/97               --
Molex Incorporated                          Electronics                              6/20/97             0.08%
Motorola, Inc.                              Telecommunications                       3/18/97             1.10%
Nabors Industries, Inc.                     Energy                                   6/24/97             0.18%
Nestles SA-ADR                              Food/Beverage & Restaurant               2/27/97             1.23%
Nestles SA                                  Food/Beverage & Restaurant               9/23/97             0.24%
The News Corp. Ltd., Sponsored ADR          Publishing                               12/4/97             0.23%
Nike Inc.                                   Apparel                                  7/16/97             0.91%
Novartis AG-ADR                             Pharmaceutical and Health Care           1/29/97             0.99%
Qwest Communications International, Inc.    Telecommunications                       9/17/97             0.14%
Roche Holding LTD.                          Pharmaceutical and Health Care           2/13/97               --
Rouse Company, $3.00, Conv. Pfd.            Real Estate                              6/10/97             0.36%
Salomon Inc.                                Financial                                9/24/97               --
Seagate Technology, Inc.                    Technology                               6/18/97               --
SmithKline Beecham PLC-ADR                  Pharmaceutical and Health Care           6/6/97              2.07%
Sun Microsystems, Inc.                      Technology                               5/14/97               --
TCF Financial Corp.                         Banks & Saving & Loan Associations       3/18/97             0.06%
Texas Instruments Incorporated              Electronics                              10/14/97            1.68%
Tyson Foods, Inc.                           Food/Beverage & Restaurant               6/13/97             0.16%

POSITIONS CLOSED (1/1/97-12/31/97) (Gains and losses greater than $3 million are highlighted)

SECURITY                                     SECTOR                     DATE OF FINAL SALE                 GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                      Technology                      5/2/97                        5,168,779
Avalon Properties, Inc.                      Real Estate                     5/28/97                         610,713
Baker Hughes Inc.                            Energy                          3/14/97                          85,096
Barnett Banks, Inc.                          Banks & Saving                  4/4/97                        4,152,402
                                             & Loan Associations
Capstead Mortgage Corp.                      Real Estate                     3/20/97                       1,265,284
Chevron Corp., Exchangeable Sr. Deb.,        Energy                          4/24/97                       1,509,270
     6.50%, 01/15/03
Ciba Specialty Chemicals ADR                 Chemicals                       4/24/97                         621,296
Dean Witter, Discover & Co.                  Financial                       6/2/97                        1,647,309

SELECTED AMERICAN SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997
===============================================================================

POSITIONS CLOSED (1/1/97-12/31/97) (Gains and losses greater than $3 million are highlighted) - Continued

SECURITY                                     SECTOR                     DATE OF FINAL SALE                 GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, Inc.           Financial                       11/26/97                     11,024,343
Eastman Kodak Co.                            Photographic                    3/21/97                       1,737,039
Equitable Companies Inc.                     Insurance                       4/1/97                        4,882,705
Falcon Drilling Company                      Energy                          3/18/97                         (60,181)
Federal Realty Investment Trust              Real Estate                     7/8/97                          325,539
Fluor Corp.                                  Energy                          4/14/97                      (1,450,981)
Fort Howard Corp.                            Paper Products                  6/19/97                      13,858,265
General Motors Corp.                         Automobiles                     4/8/97                        6,105,753
General Motors Corp. Class H                 Automobiles                     1/17/97                         548,471
The Gillette Co.                             Consumer Products               8/13/97                       9,266,557
Jefferson Smurfit Corporation                Paper Products                  3/21/97                        (463,679)
Kimberly-Clark Corp.                         Paper Products                  4/2/97                        1,908,850
Kimco Realty Corp.                           Real Estate                     5/6/97                        1,422,415
Komag Inc.                                   Technology                      8/5/97                       (2,315,941)
Lilly Eli & Co.                              Pharmaceutical and Health Care  8/8/97                        4,903,637
Morgan Stanley Group Inc.                    Financial                       6/2/97                        1,900,408
The News Corp. Ltd., Sponsored ADR Pfd.      Publishing                      6/12/97                      (1,663,678)
Noble Drilling Corp.                         Energy                          7/30/97                       5,239,304
Public Storage, Inc.                         Real Estate                     8/22/97                       1,415,655
Roche Holding LTD.                           Pharmaceutical and Health Care  4/3/97                         (210,551)
Saul Centers, Inc.                           Real Estate                     5/16/97                        (791,671)
Seagate Technology, Inc.                     Technology                      7/9/97                          214,786
Sizeler Property Investors Inc.              Real Estate                     6/4/97                          697,341
State Street Corporation                     Banks & Saving                  8/13/97                       7,695,064
                                             & Loan Associations
Sun Microsystems, Inc.                       Technology                      10/17/97                        965,611
Union Pacific Resources                      Energy                          3/19/97                         (80,339)
W.R. Berkley Corp.                           Insurance                       9/16/97                       5,418,509
The Walt Disney Co.                          Entertainment                   8/14/97                       4,629,244
Weingarten Realty Investors                  Real Estate                     6/5/97                          152,712

SELECTED AMERICAN SHARES, INC.
COMPARISON OF SELECTED AMERICAN SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended December 31, 1997.

                    One Year ..........................   37.25%
                    Five Years.........................   20.39%
                    Ten Years..........................   18.60%

$10,000 INVESTED OVER TEN YEARS. Letis say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1987. As the chart below shows, by December 31, 1997 the value of your investment would have grown to $55,082 - a 450.82% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

          S&P 500        SAS
1987     10,000.00    10,000.00
1988     11,650.00    12,201.61
1989     15,330.00    14,650.93
1990     14,852.00    14,079.08
1991     19,358.00    20,591.40
1992     20,831.00    21,784.08
1993     22,921.00    22,965.36
1994     23,332.00    22,231.19
1995     31,931.00    30,698.92
1996     39,243.00    40,134.27
1997     52,317.00    55,082.47




Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
PORTFOLIO HOLDINGS - AT DECEMBER 31, 1997
===============================================================================

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

    PORTFOLIO MAKEUP                                    SECTOR WEIGHTINGS
 (% OF FUND NET ASSETS)                               (% OF STOCK HOLDINGS)
 ----------------------                               ---------------------

       Cash & Cash                                          Chemicals
       Equivalents                                            2.7%
          9.78%
                                                             Energy
      Common Stocks                                           7.6%
          90.22%
                                                         Entertainment/
                                                          Leisure Time
                                                              3.6%

                                                            Financial
                                                            Services
                                                              20.1%

                                                       Industrial Products
                                                              9.3%

                                                        Automotive/Heavy
                                                            Equipment
                                                              2.9%

                                                           Information
                                                           Processing
                                                              11.6%

                                                           Home/Office
                                                            Furniture
                                                              6.2%

                                                           Healthcare
                                                              8.1%

                                                            Packaging
                                                              2.3%

                                                            Retailing
                                                              8.9%

                                                              Other
                                                              5.7%

                                                         Temporary Help
                                                              11.0%


TOP 10 HOLDINGS                                                    % OF FUND
STOCK                            SECTOR                            NET ASSETS
-------------------------------------------------------------------------------
Computer Sciences Corporation    Information Processing -
                                   Services                           3.34%
Robert Half International, Inc.  Temporary Help                       3.28%
Washington Mutual, Inc.          Financial Services                   3.15%
The Charles Schwab Corporation   Financial Services                   2.94%
Dell Computer Corporation        Information Processing -
                                   Office Equipment                   2.80%
TCF Financial Corporation        Financial Services                   2.72%
On Assignment, Inc.              Temporary Help                       2.62%
OM Group, Inc.                   Chemicals                            2.35%
Elan Corporation, PLC ADR        Healthcare                           2.25%
Leggett & Platt, Inc.            Home/Office Furniture                2.17%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997
===============================================================================

NEW POSITIONS ADDED (1/1/97-12/31/97)
 (Highlighted Positions are those greater than 0.99% of Total Net Assets)

                                                                                    DATE OF 1ST        % OF 12/31/97
SECURITY                                    SECTOR                                   PURCHASE           FUND ASSETS
---------------------------------------------------------------------------------------------------------------------
Amazon.com, Inc.                            Retailing                                   5/23/97           0.56%
Baan Company N.V.                           Information Processing - Software           2/19/97             --
Camco International, Inc.                   Energy                                      1/10/97           1.70%
Cardinal Health, Inc.                       Healthcare                                  6/25/97           1.00%
Chase Manhattan Corp.                       Financial Services                          2/4/97              --
Ciena Corporation                           Communications                              12/17/97          0.65%
Closure Medical Corporation                 Healthcare                                  3/26/97           0.35%
Compaq Computer Corporation                 Information Processing - Office Equip.      1/30/97           0.75%
Costco Companies, Inc.                      Retailing                                   8/12/97             --
CVS Corporation                             Retailing                                   7/23/97           0.90%
Data Processing Resources Corporation       Temporary Help                              1/21/97           0.34%
Dril Quip, Inc.                             Industrial Products                         10/22/97            --
DST Systems, Inc.                           Information Processing - Services           10/16/97          0.80%
Elan Corporation, PLC ADR                   Healthcare                                  6/18/97           2.25%
First Union Corporation                     Financial Services                          2/18/97           1.37%
Focal, Inc.                                 Healthcare                                  12/11/97          0.43%
Gateway 2000 Inc.                           Information Processing - Office Equip.      6/18/97             --
Great Plains Software, Inc.                 Information Processing - Software           6/20/97           0.48%
Hays Lemmerz International, Inc.            Automotive/Heavy Equipment                  8/20/97           0.93%
Herman Miller, Inc.                         Home/Office Furniture                       5/27/97          1.09%
The Home Depot, Inc.                        Retailing                                   5/20/97           1.18%
HON Industries, Inc.                        Home/Office Furniture                       10/22/97         1.34%
Kansas City Southern Industries, Inc.       Transportation                              10/22/97          1.14%
Knoll, Inc.                                 Home/Office Furniture                       5/28/97          0.86%
LaSalle Partners, Inc.                      Financial Services                          7/16/97           1.24%
Leggett & Platt, Inc.                       Home/Office Furniture                       4/10/97          2.17%
Littlefuse, Inc.                            Industrial Products                         6/27/97           1.00%
McAfee Associates, Inc.                     Information Processing - Software           2/13/97             --
Microsoft Corporation                       Information Processing - Software           1/7/97              --
Minerals Technologies, Inc.                 Industrial Products                         4/15/97           1.64%
Myriad Genetics, Inc.                       Healthcare                                  1/22/97           0.16%
NationsBank Corporation                     Financial Services                          1/23/97           1.14%
Nationwide Financial Services, Inc.         Financial Services                          3/5/97              --
Noble Drilling Corporation                  Industrial Products                         1/14/97             --
Quintiles Transnational Corporation         Healthcare                                  12/17/97          1.12%
Shaw Group, Inc.                            Industrial Products                         1/8/97              --
Star Banc Corporation                       Financial Services                          6/12/97           1.15%
Taiwan Semiconductor                        Electronics                                 10/8/97             --
Western Digital Corporation                 Electronics                                 2/14/97             --
Westpoint Stevens, Inc.                     Retailing                                   4/10/97             --
Whole Foods Market, Inc.                    Retailing                                   10/13/97          1.71%
WorldCom, Inc.                              Communications                              1/23/97           1.01%
Zions Bancorporation                        Financial Services                          1/15/97           1.21%

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997
===============================================================================

POSITIONS CLOSED (1/1/97-12/31/97)
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                    SECTOR                               DATE OF FINAL SALE       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Acceler8 Technology                         Information Processing - Software         4/18/97                 64,808
Affinity Technology Group, Inc.             Information Processing - Software         3/13/97               (136,339)
APAC TeleServices, Inc.                     Information Processing - Services         8/4/97                (460,790)
Automatic Data Processing, Inc.             Information Processing - Services         1/9/97                  40,556
Baan Company N.V.                           Information Processing - Software         7/24/97                109,211
Barrett Business Services, Inc.             Temporary Help                            10/14/97               (91,805)
Billing Information Concepts Corporation    Information Processing - Services         2/25/97                132,033
Bombardier, Inc. Class B                    Transportation                            1/9/97                  89,651
Carbo Ceramics, Inc.                        Energy                                    2/6/97                  13,490
Cardiothoractic Systems, Inc.               Healthcare                                3/10/97                 59,068
Chase Manhattan Corp.                       Financial Services                        6/27/97                  1,808
Children's Comprehensive Services, Inc.     Services-Education                        3/11/97                (65,511)
Cisco Systems, Inc.                         Communications                            3/24/97               (177,455)
Claremont Technology Group, Inc.            Information Processing - Services         8/4/97                (515,764)
Collective Bancorp, Inc.                    Financial Services                        2/28/97                500,562
Computer Associates International, Inc.     Information Processing - Software         1/22/97               (496,292)
Conductus, Inc.                             Communications                            2/7/97                 (64,645)
Costco Companies, Inc.                      Retailing                                 10/22/97                27,090
CYTYC Corporation                           Healthcare                                7/25/97                  5,463
Dril Quip, Inc.                             Industrial Products                       10/23/97                 6,969
Eckerd Corporation                          Retailing                                 1/24/97                693,317
Employee Solutions, Inc.                    Temporary Help                            2/14/97                162,890
Gateway 2000 Inc.                           Information Processing - Office Equip.    7/10/97                 24,784
Ingram Micro, Inc.                          Electronics                               7/24/97                133,504
Intel Corporation                           Electronics                               10/29/97               500,431
International Business Machines, Inc.       Information Processing - Office Equip.    4/8/97                  19,061
Just For Feet, Inc.                         Retailing                                 8/20/97               (232,698)
Landry's Seafood Restaurants, Inc.          Restaurants                               7/8/97                 (88,883)
Loehmann's, Inc.                            Retailing                                 5/12/97               (823,891)
Lone Star Steakhouse and Saloon, Inc.       Restaurants                               1/15/97               (143,136)
Loral Space & Communications Ltd.           Communications                            1/28/97                 77,782
Lucent Technologies, Inc.                   Communications                            3/24/97                 32,931
McAfee Associates, Inc.                     Information Processing - Software         8/18/97                 (2,377)
Methode Electronics, Inc.-A                 Industrial Products                       2/27/97                 41,789
Microsoft Corporation                       Information Processing - Software         10/31/97               229,291
MSB Bancorp, Inc.                           Financial Services                        10/31/97               108,128
Nationwide Financial Services, Inc.         Financial Services                        3/31/97                  4,628
Nike Inc.                                   Apparel                                   7/8/97                  14,747
Noble Drilling Corporation                  Industrial Products                       3/19/97               (133,281)
OzEmail Ltd. - ADS                          Communications                            6/5/97                (203,183)
PETsMart, Inc.                              Retailing                                 3/3/97                (117,429)
Rockshox, Inc.                              Entertainment                             5/16/97                 59,253

SELECTED SPECIAL SHARES, INC.
PORTFOLIO ACTIVITY - JANUARY 1, 1997 THROUGH DECEMBER 31, 1997
===============================================================================

POSITIONS CLOSED (1/1/97-12/31/97) - CONTINUED
(Gains and losses greater than $500,000 are highlighted)

SECURITY                                    SECTOR                               DATE OF FINAL SALE       GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Sak's Holdings, Inc.                        Retailing                                 7/24/97               (206,145)
Seachange International, Inc.               Information Processing - Software         10/6/97               (183,929)
Shaw Group, Inc.                            Industrial Products                       12/24/97                 3,181
Solectron Corporation                       Electronics                               3/18/97               (103,617)
Studio Plus Hotels, Inc.                    Lodging                                   1/17/97                 42,493
Taiwan Semiconductor                        Electronics                               10/10/97                28,295
USCS International, Inc.                    Information Processing - Services         4/7/97                  (8,738)
Western Digital Corporation                 Electronics                               3/3/97                (127,939)
Westpoint Stevens, Inc.                     Retailing                                 5/14/97                  6,746
W.R. Berkley Corporation                    Insurance                                 2/13/97                 13,345
X-Rite, Inc.                                Industrial Products                       4/17/97                (63,644)

SELECTED SPECIAL SHARES, INC.
COMPARISON OF SELECTED SPECIAL SHARES, INC. AND STANDARD & POOR'S 500
STOCK INDEX
===============================================================================

Average Annual Total Return For the Periods ended December 31, 1997.

                   One Year ..........................   26.90%
                   Five Years.........................   15.54%
                   Ten Years..........................   14.93%

$10,000 INVESTED OVER TEN YEARS. Letis say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1987. As the chart below shows, by December 31, 1997 the value of your investment would have grown to $40,198 - a 301.98% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


          S&P 500        SSS
1987     10,000.00    10,000.00
1988     11,650.00    11,949.60
1989     15,330.00    15,404.56
1990     14,852.00    14,346.77
1991     19,358.00    18,000.74
1992     20,831.00    19,527.17
1993     22,921.00    21,627.23
1994     23,332.00    21,094.28
1995     31,931.00    28,316.60
1996     39,243.00    31,676.02
1997     52,317.00    40,198.44


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
COMPARISON OF U.S. GOVERNMENT INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX
===============================================================================

Average Annual Total Return For the Periods ended December 31, 1997.

                   One Year ..........................    7.32%
                   Five Years.........................    6.09%
                   Ten Years..........................    6.88%

$10,000 INVESTED OVER THE LIFE OF THE FUND. Letis say you invested $10,000 in U.S. Government Income Fund ("SUSGIF") on December 31, 1987. As the chart below shows, by December 31, 1997 the value of your investment would have grown to $19,465 - an 94.65% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.

         LEHMAN INDEX      SUSGIF
1987       10,000.00     10,000.00
1988       10,640.00     10,294.95
1989       11,989.15     11,166.77
1990       13,135.31     12,119.66
1991       14,993.13     13,765.23
1992       16,038.27     14,478.36
1993       17,362.27     15,624.07
1994       17,006.82     15,200.89
1995       19,469.81     17,634.70
1996       20,242.20     18,137.03
1997       21,793.99     19,464.68



The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED AMERICAN SHARES, INC.

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - (95.61%)

   AEROSPACE - (0.66%)
    300,000     Boeing Co...............................................................................  $  14,681,250
                                                                                                          -------------

   AGRICULTURE - (1.21%)
  1,236,375     Archer-Daniels-Midland Co...............................................................     26,813,883
                                                                                                          -------------

   APPAREL - (0.91%)
    513,000     Nike Inc................................................................................     20,135,250
                                                                                                          -------------

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (12.62)
    332,500     Banc One Corp...........................................................................     18,058,906
    750,000     BankAmerica Corp........................................................................     54,750,000
    390,465     Citicorp................................................................................     49,369,418
    153,800     Golden West Financial Corp..............................................................     15,043,563
     40,000     TCF Financial Corp......................................................................      1,357,500
    488,434     U.S. Bancorp............................................................................     54,674,081
    256,656     Wells Fargo & Co.........................................................................    87,118,671
                                                                                                          -------------
                                                                                                            280,372,139
                                                                                                          -------------
   BUILDING MATERIALS - (3.49%)
    700,600     Martin Marietta Materials, Inc..........................................................     25,615,688
  1,020,000     Masco Corporation.......................................................................     51,892,500
                                                                                                          -------------
                                                                                                             77,508,188
                                                                                                          -------------
   CONSUMER PRODUCTS - (2.29%)
  1,125,000     Philip Morris Cos., Inc. ...............................................................     50,976,563
                                                                                                          -------------

   ELECTRONICS - (1.77%)
     58,750     Molex Incorporated......................................................................      1,887,344
    830,000     Texas Instruments Incorporated..........................................................     37,350,000
                                                                                                          -------------
                                                                                                             39,237,344
                                                                                                          -------------
   ENERGY - (9.86%)
    151,097     British Petroleum Company PLC - ADR.....................................................     12,040,542
    761,200     Burlington Resources, Inc...............................................................     34,111,275
    570,000     Cooper Cameron Corp.*...................................................................     34,770,000
  1,148,000     Halliburton Co..........................................................................     59,624,245
    130,000     Nabors Industries, Inc.*................................................................      4,086,875
    415,985     Noble Affiliates, Inc...................................................................     14,663,471
    420,000     Schlumberger Limited....................................................................     33,810,000
    421,900     Smith International, Inc.*..............................................................     25,894,113
                                                                                                          -------------
                                                                                                            219,000,521
                                                                                                          -------------
   FINANCIAL - (14.85%)
  1,025,000     American Express Co.....................................................................     91,481,250

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED AMERICAN SHARES, INC. - CONTINUED

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL - CONTINUED
  1,100,000     Freddie Mac.............................................................................  $  46,131,250
    235,000     J.P. Morgan & Co., Inc..................................................................     26,525,625
  1,387,432     Morgan Stanley, Dean Witter, Discover & Co..............................................     82,031,917
  1,555,933     Travelers Group Inc.....................................................................     83,825,890
                                                                                                          -------------
                                                                                                            329,995,932
                                                                                                          -------------
   FOOD/BEVERAGE & RESTAURANT - (4.37%)
  1,275,000     McDonald's Corp.........................................................................     60,881,250
    364,000     Nestle SA - ADR.........................................................................     27,314,633
      3,600     Nestle SA...............................................................................      5,393,102
    170,000     Tyson Foods, Inc........................................................................      3,485,000
                                                                                                          -------------
                                                                                                             97,073,985
                                                                                                          -------------
   INSURANCE - (12.76%)
    582,514     The Allstate Corp.......................................................................     52,935,960
    337,500     American International Group, Inc.......................................................     36,703,125
    450,400     Chubb Corp..............................................................................     34,061,500
    314,700     General Re Corp.........................................................................     66,716,400
    255,000     Progressive Corp. (Ohio)................................................................     30,568,125
  1,124,356     SunAmerica, Inc.........................................................................     48,066,219
    202,500     Transatlantic Holdings, Inc.............................................................     14,478,750
                                                                                                          -------------
                                                                                                            283,530,079
                                                                                                          -------------
   PHARMACEUTICAL AND HEALTH CARE - (5.97%)
    170,000     Johnson & Johnson.......................................................................     11,198,750
     80,000     Merck & Co., Inc........................................................................      8,500,000
    272,000     Novartis AG - ADR.......................................................................     22,098,640
    600,000     Pfizer Inc..............................................................................     44,737,500
    895,600     SmithKline Beecham PLC - ADR............................................................     46,067,425
                                                                                                          -------------
                                                                                                            132,602,315
                                                                                                          -------------
   PUBLISHING - (3.17%)
    400,000     Gannett Co., Inc........................................................................     24,725,000
    286,000     Harcourt General, Inc.................................................................       15,658,500
    230,000     The News Corp. Ltd., Sponsored ADR....................................................        5,131,875
    400,000     Tribune Co..............................................................................     24,900,000
                                                                                                          -------------
                                                                                                             70,415,375
                                                                                                          -------------
   RAILROAD - (3.82%)
    456,000     Burlington Northern Santa Fe............................................................     42,379,500
    617,700     Illinois Central Corp...................................................................     21,040,406
    345,000     Union Pacific Corp......................................................................     21,540,938
                                                                                                          -------------
                                                                                                             84,960,844
                                                                                                          -------------
   REAL ESTATE - (5.57%)
     77,000     Bay Apartment Communities, Inc.........................................................       3,003,000
  1,351,194     Centerpoint Properties Corporation.....................................................      47,460,689

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED AMERICAN SHARES, INC. - CONTINUED

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - CONTINUED
     75,000     Crescent Operating, Inc.*..............................................................   $   1,837,500
    750,000     Crescent Real Estate Equities Company..................................................      29,531,250
    165,400     Mack-Cali Realty Corporation...........................................................       6,781,400
     54,599     Patriot American Hospitality, Inc......................................................       1,573,134
    713,800     Vornado Realty Trust..................................................................       33,503,988
                                                                                                          -------------
                                                                                                            123,690,961
                                                                                                          -------------
   TECHNOLOGY - (9.02%)
    150,000     Applied Materials, Inc.*...............................................................       4,514,063
  1,298,000     Hewlett-Packard Company................................................................      81,125,000
    300,000     Intel Corp.............................................................................      21,075,000
    765,000     International Business Machines Corporation............................................      79,990,313
    424,000     Novellus Systems, Inc.*................................................................      13,700,500
                                                                                                          -------------
                                                                                                            200,404,876
                                                                                                          -------------
   TELECOMMUNICATIONS - (3.27%)
    793,000     AirTouch Communications, Inc.*.........................................................      32,959,063
    430,000     Motorola, Inc..........................................................................      24,536,875
     52,000     Qwest Communications International, Inc................................................       3,094,000
    605,000     360 (Degree) Communications Company*...................................................      12,213,438
                                                                                                          -------------
                                                                                                             72,803,376
                                                                                                          -------------
                           Total Common Stock - (identified cost $1,290,114,990)......................    2,124,202,881
                                                                                                          -------------

CONVERTIBLE PREFERRED STOCK - (1.49%)
     20,600     AirTouch Communications, Inc., 4.25%, Ser. C Conv. Pfd.................................       1,283,638
     50,000     Banc One, $3.50, Ser. C Conv. Pfd......................................................       5,256,250
    230,000     Devon Financing Trust, $3.25, Ser. 144A Conv. Pfd......................................      16,675,000
     25,000     Devon Financing Trust, $3.25, Conv. Pfd................................................       1,812,500
    160,000     Rouse Company, $3.00, Conv. Pfd........................................................       8,080,000
                                                                                                          -------------
                           Total Convertible Preferred Stock - (identified cost $28,913,958)...........      33,107,388
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED AMERICAN SHARES, INC. - CONTINUED

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
SHORT TERM - (2.67%)
 $4,955,000     Federal Home Loan Bank Discount Note, 4.75%, 01/02/98...............................     $    4,954,346
 11,130,000     Federal Home Loan Bank Discount Note, 4.90%, 01/02/98...............................         11,128,485
  4,785,000     Federal Home Loan Bank Discount Note, 5.75%, 01/06/98...............................          4,781,179
 16,400,000     Federal Home Loan Mortgage Discount Note, 5.70%, 01/02/98...........................         16,397,403
 13,225,000     Federal Home Loan Mortgage Discount Note, 5.75%, 01/08/98...........................         13,210,214
  8,715,000     Federal Home Loan Mortgage Discount Note, 5.78%, 01/09/98...........................          8,703,806
                                                                                                         --------------
                    Total Short Term (identified cost $59,175,433)..................................         59,175,433
                                                                                                         --------------


                TOTAL INVESTMENTS - (99.77%) - (identified cost $1,378,204,381) - (a)...............      2,216,485,702
                OTHER ASSETS LESS LIABILITIES - (0.23%).............................................          5,169,082
                                                                                                         --------------
                           NET ASSETS - (100%)......................................................     $2,221,654,784
                                                                                                         ==============

*Non-Income Producing Security

(a) Aggregate cost for Federal Income Tax purposes is $1,378,204,381. At
December 31, 1997 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...........................................................     $  867,069,473
                  Unrealized depreciation...........................................................        (28,788,152)
                                                                                                         --------------
                           Net unrealized appreciation .............................................     $  838,281,321
                                                                                                         ==============

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED SPECIAL SHARES, INC.

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - (90.22%)

   APPAREL - (0.87%)
     35,000     Cutter & Buck, Inc.*....................................................................  $     651,875
                                                                                                          -------------

   AUTOMOTIVE/HEAVY EQUIPMENT - (2.58%)
     25,000     Hays Lemmerz International, Inc.*.......................................................        700,000
     26,000     Lear Corporation*.......................................................................      1,235,000
                                                                                                          -------------
                                                                                                              1,935,000
                                                                                                          -------------
   CHEMICALS - (2.34%)
     48,000     OM Group, Inc...........................................................................      1,758,000
                                                                                                          -------------

   COMMUNICATIONS - (1.66%)
      8,000     Ciena Corporation*......................................................................        489,000
     25,000     WorldCom, Inc.*.........................................................................        756,250
                                                                                                          -------------
                                                                                                              1,245,250
                                                                                                          -------------
   ELECTRONICS - (2.05%)
     15,000     Black Box Corporation*..................................................................        530,625
     40,000     Kent Electronics Corporation *..........................................................      1,005,000
                                                                                                          -------------
                                                                                                              1,535,625
                                                                                                          -------------
   ENERGY - (6.68%)
     20,000     Camco International, Inc................................................................      1,273,750
     31,000     Diamond Offshore Drilling, Inc. ........................................................      1,491,875
     30,000     Global Marine, Inc.*....................................................................        735,000
     25,000     Input/Output, Inc.*.....................................................................        742,188
     25,000     Rowan Companies, Inc.*..................................................................        762,500
                                                                                                          -------------
                                                                                                              5,005,313
                                                                                                          -------------
   ENTERTAINMENT/LEISURE TIME - (3.21%)
     22,000     Cinar Films, Inc., Class B*.............................................................        855,250
     55,500     Regal Cinemas, Inc.*....................................................................      1,547,060
                                                                                                          -------------
                                                                                                              2,402,310
                                                                                                          -------------
   FINANCIAL SERVICES - (17.68%)
     10,000     American Express Co.....................................................................        892,500
     52,500     The Charles Schwab Corporation..........................................................      2,201,719
     20,000     First Union Corporation.................................................................      1,025,000
     26,000     LaSalle Partners, Inc.*.................................................................        926,250
     14,000     NationsBank Corporation.................................................................        851,375
     17,000     Northern Trust Company..................................................................      1,185,750
     15,000     Star Banc Corporation...................................................................        860,625
     60,000     TCF Financial Corporation...............................................................      2,036,250
     37,000     Washington Mutual, Inc..................................................................      2,361,060
     20,000     Zions Bancorporation....................................................................        907,500
                                                                                                          -------------
                                                                                                             13,248,029
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED SPECIAL SHARES, INC. - CONTINUED

                                                                                                              VALUE
SHARES                                                                                                      (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   HEALTHCARE - (7.13%)
     15,000     Alkermes, Inc.*.........................................................................  $     298,125
     33,500     Biacore International,  AB - ADR*.......................................................        288,938
     20,000     BioChem Pharmaceuticals Inc.* - ADR.....................................................        417,500
     10,000     Cardinal Health, Inc....................................................................        751,250
     10,000     Closure Medical Corporation*............................................................        258,750
     33,000     Elan Corporation, PLC ADR*..............................................................      1,689,188
     30,000     Focal, Inc*.............................................................................        324,375
      5,000     Myriad Genetics, Inc.*..................................................................        121,250
     25,500     Neurex Corporation *....................................................................        353,813
     22,000     Quintiles Transnational Corporation*....................................................        841,500
                                                                                                          -------------
                                                                                                              5,344,689
                                                                                                          -------------
   HOME/OFFICE FURNITURE - (5.46%)
     17,000     HON Industries, Inc.....................................................................      1,003,000
     15,000     Herman Miller, Inc......................................................................        818,438
     20,000     Knoll, Inc.*............................................................................        642,500
     38,800     Leggett & Platt, Inc....................................................................      1,624,750
                                                                                                          -------------
                                                                                                              4,088,688
                                                                                                          -------------
   INDUSTRIAL PRODUCTS - (8.17%)
     20,000     Fastenal Company........................................................................        765,000
     20,600     Illinois Tool Works, Inc................................................................      1,238,575
     30,000     Littlefuse, Inc.*.......................................................................        746,250
     27,000     Minerals Technologies, Inc..............................................................      1,226,813
     42,656     Molex Inc., Class A.....................................................................      1,226,360
     50,700     ThermoQuest Corporation*................................................................        918,938
                                                                                                          -------------
                                                                                                              6,121,936
                                                                                                          -------------
   INFORMATION PROCESSING - OFFICE EQUIPMENT - (3.56%)
     10,000     Compaq Computer Corporation.............................................................        564,375
     25,000     Dell Computer Corporation*..............................................................      2,100,000
                                                                                                          -------------
                                                                                                              2,664,375
                                                                                                          -------------
   INFORMATION PROCESSING - SERVICES - (6.20%)
     30,000     Computer Sciences Corporation*..........................................................      2,505,000
     14,000     DST Systems, Inc.*......................................................................        597,625
     30,500     Paychex, Inc............................................................................      1,544,063
                                                                                                          -------------
                                                                                                              4,646,688
                                                                                                          -------------
   INFORMATION PROCESSING - SOFTWARE - (0.48%)
     13,200     Great Plains Software, Inc.*............................................................        359,700
                                                                                                          -------------

   INSURANCE - (1.37%)
     36,000     Horace Mann Educators Corporation.......................................................      1,023,750
                                                                                                          -------------
   PACKAGING - (2.06%)
     25,000     Sealed Air Corporation*.................................................................      1,543,750
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED SPECIAL SHARES, INC. - CONTINUED

                                                                                                              VALUE
SHARES/PRINCIPAL                                                                                            (NOTE 1)
=======================================================================================================================
COMMON STOCK - CONTINUED

   RETAILING - (7.87%)
      7,000     Amazon.com, Inc.*.......................................................................  $     421,750
     10,500     CVS Corporation.........................................................................        672,656
     15,000     The Home Depot, Inc.....................................................................        883,125
     20,200     Kohl's Corporation*.....................................................................      1,376,125
     23,000     Tiffany & Co............................................................................        829,438
     20,000     Viking Office Products, Inc.*...........................................................        436,250
     25,000     Whole Foods Market, Inc.*...............................................................      1,278,125
                                                                                                          -------------
                                                                                                              5,897,469
                                                                                                          -------------
   TEMPORARY HELP - (9.70%)
     10,000     Data Processing Resources Corporation*..................................................        255,000
     50,000     Interim Services, Inc.*.................................................................      1,293,750
     30,525     Labor Ready, Inc.*......................................................................        587,606
     74,000     On Assignment, Inc.*....................................................................      1,961,000
     15,500     The Registry, Inc.*.....................................................................        711,063
     61,500     Robert Half International, Inc.*........................................................      2,460,000
                                                                                                          -------------
                                                                                                              7,268,419
                                                                                                          -------------
   TRANSPORTATION - (1.15%)
     27,000     Kansas City Southern Industries, Inc....................................................        857,250
                                                                                                          -------------

                           Total Common Stock - (identified cost $41,652,605)...........................     67,598,116
                                                                                                          -------------

SHORT TERM - (10.00%)
$ 4,985,000     Federal Home Loan Bank Discount Note, 4.90%, 01/08/98...................................      4,980,251
  2,515,000     Federal Home Loan Mortgage Discount Note, 5.72%, 01/02/98...............................      2,514,600
                                                                                                          -------------
                           Total Short Term - (identified cost $7,494,851)..............................      7,494,851
                                                                                                          -------------

                TOTAL INVESTMENTS - (100.22%) - (identified cost $41,147,456) - (a).....................     75,092,967
                LIABILITIES LESS OTHER ASSETS - (0.22%).................................................       (162,509)
                                                                                                          -------------
                           NET ASSETS - (100%)..........................................................  $  74,930,458
                                                                                                          =============

* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $41,147,456. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation...............................................................  $  26,763,606
                  Unrealized depreciation..............................................................        (818,095)
                                                                                                          -------------
                           Net unrealized appreciation .................................................  $  25,945,511
                                                                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND

                                                                                                              VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
MORTGAGES - (56.87%)

   FEDERAL HOME LOAN MORTGAGE CORPORATION POOLS - (16.41%)
   $   398,083     6.50%, 01/01/04, Pool No. 97289......................................................  $     399,608
       175,300     8.00%, 09/01/21, Pool No. D2-7906....................................................        182,806
       245,550     8.00%, 10/01/21, Pool No. D2-7334....................................................        255,602
       134,551     8.00%, 06/01/22, Pool No. D2-0670....................................................        140,060
                                                                                                          -------------
                           Total FHLMC - (identified cost $956,719).....................................        978,076
                                                                                                          -------------

   FEDERAL NATIONAL MORTGAGE ASSOCIATION POOLS - (7.11%)
         3,151    10.00%, 07/01/05, Pool No. 98835......................................................          3,332
        13,389    10.00%, 08/01/05, Pool No. 99903......................................................         14,231
        11,390     8.50%, 07/01/17, Pool No. 51539......................................................         12,024
         6,986     8.50%, 04/01/21, Pool No. 117725.....................................................          7,364
       377,750     7.50%, 01/01/27, Pool No. 356381.....................................................        386,839
                                                                                                          -------------
                           Total FNMA - (identified cost $412,027)......................................        423,790
                                                                                                          -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (15.63%)
        33,152    10.00%, 09/15/01, Pool No. 265854.....................................................         33,902
        51,849     9.00%, 04/15/16, Pool No. 147297.....................................................         56,467
        69,474     9.00%, 05/15/16, Pool No. 161091.....................................................         75,661
       159,631     9.00%, 06/15/16, Pool No. 157698.....................................................        173,848
         8,960     9.00%, 07/15/16, Pool No. 162087.....................................................          9,758
       100,676     9.00%, 07/15/16, Pool No. 162605.....................................................        109,326
        56,379     9.00%, 11/15/16, Pool No. 179412.....................................................         61,400
        53,162     9.00%, 08/15/17, Pool No. 209243.....................................................         57,841
        29,309     9.00%, 05/15/18, Pool No. 235263.....................................................         31,858
        61,767     9.00%, 08/15/18, Pool No. 258776.....................................................         67,139
       195,088     9.00%, 08/15/19, Pool No. 227430.....................................................        211,852
        19,782     7.00%, 09/20/23, Pool No. 008299 (Adjustable Rate)...................................         20,316
        21,748     7.00%, 01/20/24, Pool No. 008360 (Adjustable Rate).................................           22,372
                                                                                                          -------------
                           Total GNMA - (identified cost $857,643)......................................        931,740
                                                                                                          -------------

   COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
   INVESTMENT CONDUITS - (17.72%)
       500,000    Federal National Mortgage Association, 92-152M, 7.75%, 08/25/07.......................        537,500
       500,000    United States Department of Veteran Affairs, Mortgage Trust 1992-1,
                      7.75%, 07/15/17...................................................................        519,060
                                                                                                          -------------
                           Total CMOs & REMICs - (identified cost $983,256).............................      1,056,560
                                                                                                          -------------

                           Total Mortgages - (identified cost $3,209,645)...............................      3,390,166
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED

                                                                                                              VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
MEDIUM TERM NOTES - (38.06%)
$      200,000    Federal Home Loan Bank, 7.24%, 11/09/10...............................................  $     199,282
       500,000    Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04..............................        496,640
       500,000    Federal Home Loan Mortgage Corporation, 8.00%, 06/20/11...............................        526,955
       300,000    Federal National Mortgage Association, 6.23%, 07/18/02................................        303,936
       250,000    Federal National Mortgage Association, 6.39%, 09/24/07................................        255,313
       500,000    Federal National Mortgage Association, 6.42%, 12/01/08................................        487,110
                                                                                                          -------------
                           Total Medium Term Notes - (identified cost $2,206,373).......................      2,269,236
                                                                                                          -------------

SHORT TERM - (4.45%)
       265,000    Federal Home Loan Bank Discount Note, 4.90%, 01/02/98
                      - (identified cost $264,964)......................................................        264,964
                                                                                                          -------------


                  TOTAL INVESTMENTS - (99.38%) - (identified cost $5,680,982) - (a).....................      5,924,366
                  OTHER ASSETS LESS LIABILITIES - (0.62%)...............................................         37,220
                                                                                                          -------------
                           NET ASSETS - (100%) .........................................................  $   5,961,586
                                                                                                          =============

(a) Aggregate cost for Federal Income Tax purposes is $5,680,982. At December
31, 1997 unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes is as follows:

                  Unrealized appreciation...............................................................  $     244,274
                  Unrealized depreciation...............................................................           (890)
                                                                                                          -------------
                           Net unrealized appreciation..................................................  $     243,384
                                                                                                          =============

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS At December 31, 1997
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND

                                                                                                              VALUE
PRINCIPAL                                                                                                   (NOTE 1)
=======================================================================================================================
FEDERAL HOME LOAN BANK - (18.99%)
$  2,020,000      4.90%, 01/02/98 Discount Note.........................................................  $   2,019,725
   6,355,000      5.475%, 01/09/98 Discount Note........................................................      6,347,268
  10,300,000      5.43%, 01/30/98 Discount Note.........................................................     10,254,946
   3,715,000      5.56%, 02/27/98 Discount Note.........................................................      3,682,296
                                                                                                          -------------
                      Total Federal Home Loan Bank - (identified cost $22,304,235)......................     22,304,235
                                                                                                          -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - (35.15%)
   2,500,000      5.72%, 01/02/98 Discount Note.........................................................      2,499,603
   2,665,000      5.75%, 01/07/98 Discount Note.........................................................      2,662,446
   4,005,000      5.75%, 01/08/98 Discount Note.........................................................      4,000,522
   5,930,000      5.55%, 01/14/98 Discount Note.........................................................      5,918,115
   5,150,000      5.71%, 01/22/98 Discount Note.........................................................      5,132,846
   6,185,000      5.54%, 01/23/98 Discount Note.........................................................      6,164,060
  10,000,000      5.43%, 01/26/98 Discount Note.........................................................      9,962,292
   3,280,000      5.75%, 01/26/98 Discount Note.........................................................      3,266,903
   1,700,000      5.65%, 02/19/98 Discount Note.........................................................      1,686,927
                                                                                                          -------------
                      Total Federal Home Loan Mortgage Corporation - (identified cost $41,293,714)......     41,293,714
                                                                                                          -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - (46.19%)
   2,310,000      5.50%, 01/05/98 Discount Note.........................................................      2,308,588
   4,400,000      5.49%, 01/13/98 Discount Note.........................................................      4,391,948
   2,020,000      5.43%, 01/15/98 Discount Note.........................................................      2,015,734
   5,190,000      5.44%, 01/20/98 Discount Note.........................................................      5,175,099
   4,605,000      5.71%, 01/21/98 Discount Note.........................................................      4,590,392
   3,940,000      5.75%, 01/29/98 Discount Note.........................................................      3,922,379
   3,615,000      5.50%, 02/05/98 Discount Note.........................................................      3,595,670
   2,400,000      5.48%, 02/06/98 Discount Note.........................................................      2,386,848
   2,060,000      5.64%, 02/10/98 Discount Note.........................................................      2,047,091
   2,485,000      5.66%, 02/18/98 Discount Note.........................................................      2,466,247
  11,975,000      5.57%, 03/03/98 Discount Note.........................................................     11,861,979
   7,585,000      5.43%, 03/20/98 Discount Note.........................................................      7,495,762
   2,030,000      5.43%, 03/26/98 Discount Note.........................................................      2,004,280
                                                                                                          -------------
                      Total Federal National Mortgage Association - (identified cost $54,262,017).......     54,262,017
                                                                                                          -------------


                  TOTAL INVESTMENTS - (100.33%) - (identified cost $117,859,966) - (a)..................    117,859,966
                  LIABILITIES LESS OTHER ASSETS - (0.33%)...............................................       (389,135)
                                                                                                          -------------
                           NET ASSETS - (100%)..........................................................  $ 117,470,831
                                                                                                          =============

(a)  Aggregate cost for Federal income tax purposes is $117,859,966.

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 1997

=============================================================================================================================

                                                                                                 U.S.
                                                         SELECTED            SELECTED         GOVERNMENT           DAILY
                                                         AMERICAN             SPECIAL           INCOME           GOVERNMENT
                                                          SHARES               SHARES            FUND               FUND
                                                          ------               ------            ----               ----
ASSETS:
   Investments in securities, at value
     (see schedules of investments)...............    $ 2,216,485,702       $  75,092,967   $     5,924,366   $   117,859,966
   Cash...........................................             72,544              19,691             7,633            12,270
   Receivables:
     Dividends and interest.......................          2,933,475              24,464            51,949            -
     Capital stock sold...........................          5,350,506              18,975                20            11,400
     Investment securities sold...................             -                  250,980            -                 -
                                                      ---------------      --------------   ---------------   ---------------
         Total assets.............................      2,224,842,227          75,407,077         5,983,968       117,883,636
                                                      ---------------      --------------   ---------------   ---------------

LIABILITIES:
   Payables:
     Capital stock reacquired.....................          1,121,571              27,022            -                 72,521
     Investment securities purchased..............             -                  371,955            -                 -
   Accrued expenses...............................          2,028,477              77,642            11,932            73,570
   Distributions payable..........................             37,395              -                 10,450           266,714
                                                      ---------------      --------------   ---------------   ---------------
         Total liabilities........................          3,187,443             476,619            22,382           412,805
                                                      ---------------      --------------   ---------------   ---------------

NET ASSETS .......................................    $ 2,221,654,784      $   74,930,458   $     5,961,586   $   117,470,831
                                                      ===============      ==============   ===============   ===============

SHARES OUTSTANDING (NOTE 5).......................         81,727,215           5,751,970           661,902       117,740,831
                                                      ===============      ==============   ===============   ===============

NET ASSET VALUE, offering and
     redemption price per share (Net
     assets ~ shares outstanding).................        $     27.18          $    13.03       $      9.01       $      1.00
                                                          ===========          ==========       ===========       ===========

NET ASSETS CONSIST OF:
   Paid-in capital................................      1,373,469,092          46,540,350         5,771,542       117,470,831
   Accumulated net realized gain (loss)...........          9,904,371           2,444,597           (53,340)           -
   Unrealized appreciation on investments.........        838,281,321          25,945,511           243,384            -
                                                      ---------------      --------------   ---------------   ---------------
                                                      $ 2,221,654,784      $   74,930,458   $     5,961,586   $   117,470,831
                                                      ===============      ==============   ===============   ===============

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the year ended December 31, 1997

=========================================================================================================================

                                                                                             U.S.
                                                         SELECTED         SELECTED        GOVERNMENT           DAILY
                                                         AMERICAN         SPECIAL           INCOME          GOVERNMENT
                                                          SHARES           SHARES            FUND              FUND
                                                          ------           ------            ----              ----
INVESTMENT  INCOME:
Income:
   Dividends......................................    $  26,361,737   $      300,097   $        -         $        -
   Interest.......................................        2,660,936          162,161           436,488          6,341,790
                                                      -------------   --------------   ---------------    ---------------
       Total income...............................       29,022,673          462,258           436,488          6,341,790
                                                      -------------   --------------   ---------------    ---------------
Expenses:
   Management fees (Note 2).......................       10,823,019          466,352            29,928            345,976
   Custodian fees.................................          460,056           28,060            16,500             32,649
   Transfer agent fees............................        1,036,501          117,691            10,927             68,579
   Audit fees.....................................           27,800           15,106             7,113             11,406
   Legal fees.....................................          150,338           15,492               555             19,325
   Reports to shareholders........................           90,564           13,480             2,470              6,588
   Directors fees and expenses....................          209,495            7,997               918             11,224
   Registration and filing fees...................          139,994           26,290            11,618             15,419
   Miscellaneous..................................          106,988            3,956               668              5,256
   Commissions paid under
     distribution plan (Note 3)...................        4,578,645          168,093            14,964            288,313
                                                      -------------   --------------   ---------------    ---------------
       Total expenses.............................       17,623,400          862,517            95,661            804,735
   Reimbursement of expenses by
     adviser (Note 2).............................           -                -                 (5,654)            -
                                                      -------------   --------------   ---------------    ---------------
       Net expenses...............................       17,623,400          862,517            90,007            804,735
                                                      -------------   --------------   ---------------    ---------------
       Investment income (loss) - net.............       11,399,273        (400,259)           346,481          5,537,055
                                                      -------------   -------------    ---------------    ---------------

REALIZED  AND  UNREALIZED
GAIN ON INVESTMENTS:

   Net realized gain from
     investment transactions......................        141,428,955       2,882,984           21,776             -
   Net increase in unrealized
     appreciation of investments
     during the period............................      399,055,976       13,446,850            44,190             -
                                                      -------------   --------------   ---------------    ---------------
       Net realized and unrealized
         gain on investments......................      540,484,931       16,329,834            65,966             -
                                                      -------------   --------------   ---------------    ---------------
     Net increase in net
       assets resulting from
       operations.................................    $ 551,884,204   $   15,929,575   $       412,447    $     5,537,055
                                                      =============   ==============   ===============    ===============

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS STATEMENT OF CHANGES IN NET
ASSETS For the year ended December 31, 1997

=====================================================================================================================

                                                                                         U.S.
                                                     SELECTED         SELECTED        GOVERNMENT           DAILY
                                                     AMERICAN          SPECIAL          INCOME          GOVERNMENT
                                                      SHARES           SHARES            FUND              FUND
                                                      ------           ------            ----              ----
OPERATIONS:
    Investment income (loss) - net.............  $     11,399,273 $     (400,259) $        346,481  $      5,537,055
    Net realized gain from
      investment transactions..................       141,428,955      2,882,984            21,776            -
    Net increase in unrealized
      appreciation of investments..............       399,055,976     13,446,850            44,190            -
                                                 ---------------- --------------  ----------------  ----------------
    Net increase in net
      assets resulting from operations.........       551,884,204     15,929,575           412,447         5,537,055

DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income......................       (11,399,273)        -               (346,481)       (5,537,055)
    Realized gains from investment
      transactions.............................      (153,472,089)    (3,472,560)           -                 -

    Paid in capital............................        (1,360,646)        -                 -                 -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)...................................       459,536,450         37,950        (1,038,054)        4,796,597
                                                 ---------------- --------------  ----------------  ----------------
        Total increase (decrease)
           in net assets.......................       845,188,646     12,494,965          (972,088)        4,796,597

NET ASSETS:
    Beginning of period........................     1,376,466,138     62,435,493         6,933,674       112,674,234
                                                 ---------------- --------------  ----------------  ----------------
    End of period..............................  $  2,221,654,784 $   74,930,458  $      5,961,586  $    117,470,831
                                                 ================ ==============  ================  ================

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1996

=====================================================================================================================

                                                                                          U.S.
                                                     SELECTED         SELECTED         GOVERNMENT          DAILY
                                                     AMERICAN          SPECIAL           INCOME         GOVERNMENT
                                                      SHARES           SHARES             FUND             FUND
                                                      ------           ------             ----             ----
OPERATIONS:
    Investment income (loss) - net.............    $    9,511,645   $     (407,853)   $     434,927    $    6,753,488
    Net realized gain (loss) from
      investment transactions..................        83,894,963        7,632,828          (75,100)           -
    Net increase (decrease) in unrealized
      appreciation of investments..............       212,458,746         (390,261)        (162,807)           -
                                                   --------------   --------------    -------------    --------------
    Net increase in net
      assets resulting from operations.........       305,865,354        6,834,714          197,020         6,753,488

DISTRIBUTIONS TO
    SHAREHOLDERS FROM:
    Net investment income......................        (9,661,781)          -              (434,927)       (6,753,488)
    Realized gains from investment
      transactions.............................       (77,556,567)      (6,390,679)         (13,355)           -
CAPITAL SHARE
    TRANSACTIONS
    (NOTE 5)...................................       232,307,432        3,016,674         (626,116)      (71,928,943)
                                                   --------------   --------------    -------------    --------------
        Total increase (decrease)
           in net assets.......................       450,954,438        3,460,709         (877,378)      (71,928,943)

NET ASSETS:
    Beginning of period........................       925,511,700       58,974,784        7,811,052       184,603,177
                                                   --------------   --------------    -------------    --------------
    End of period..............................    $1,376,466,138   $   62,435,493    $   6,933,674    $  112,674,234
                                                   ==============   ==============    =============    ==============

SEE NOTES TO FINANCIAL STATEMENTS.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1997
===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds consist of Selected American Shares, Inc., Selected Special Shares, Inc. and the Selected Capital Preservation Trust. The Companies and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Selected Capital Preservation Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Trust accounts separately for the assets, liabilities and operations of each series. Davis Selected Advisers, L.P. became investment adviser effective May 1, 1993. Prior to May 1, 1993, Selected Financial Services, Inc. was the investment manager. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Selected American Shares, Inc. and Selected Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.


A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders. At December 31, 1997 the U.S. Government Income Fund had capital loss carryovers of $53,339 available to offset future capital gains, if any, which expire in 2004.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1997
===============================================================================

D. OTHER - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on securities (excluding convertible bonds) purchased are amortized over the life of the respective securities.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to the investment adviser. The rate for American Shares, Inc. is .65% on the first $500 million of average daily net assets, .60% on the next $500 million and .55% of average daily net assets in excess of $1 billion. The rate for Special Shares, Inc. is .70% on the first $50 million of average daily net assets, .675% on the next $100 million, .65% on the next $100 million and .60% of average daily net assets in excess of $250 million. The rate for the U.S. Government Income Fund is .50% of average daily net assets. The rate for the Daily Government Fund is based upon daily net assets at an annual rate of .30%. The Adviser has agreed to reimburse the U.S. Government Income Fund for any expenses in excess of 1.50% of average net assets.

    Each Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. SCD received $ 64,872 in commissions on the purchases/sales of portfolio securities.

NOTE 3 - DISTRIBUTION

   For services under the distribution agreement, the Funds pay a fee of .25% of average daily net assets. For the year ended December 31, 1997, for American Shares, Special Shares, U.S. Government Income and Daily Government Funds, the Funds incurred distribution services fees totaling $4,578,645, $168,093, $14,964 and $288,313, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1997 for American Shares, Special Shares and U.S. Government Income Fund were as follows:

                                SELECTED         SELECTED
                                AMERICAN          SPECIAL      U.S. GOVERNMENT
                                 SHARES           SHARES         INCOME FUND
                                 ------           ------         -----------
Cost of purchases...........  $714,512,013     $32,883,251         $948,090
Proceeds of sales...........  $457,576,132     $42,782,064         $910,063

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1997
===============================================================================

NOTE 5 - CAPITAL STOCK

    At December 31, 1997, there were 100 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized. At December 31, 1997, there were 50 million shares of capital stock of Selected Special Shares ($0.25 par value per share) authorized. At December 31, 1997, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                        YEAR ENDED
                                                                    DECEMBER 31, 1997
                                       ----------------------------------------------------------------------------
                                                                                      U.S.
                                           AMERICAN             SPECIAL            GOVERNMENT             DAILY
                                            SHARES              SHARES               INCOME             GOVERNMENT
                                             INC.                INC.                 FUND                 FUND
                                       -------------        -------------        -------------        -------------
Shares sold .........................     25,462,064              617,322               39,980           14,694,975
Shares issued in reinvestment
    of distributions ................      5,681,154              313,915               31,978            3,596,735
                                       -------------        -------------        -------------        -------------
                                          31,143,218              931,237               71,958           18,291,710
Shares redeemed .....................    (13,357,448)            (911,431)            (188,979)         (13,495,113)
                                                            -------------        -------------        -------------

      Net increase (decrease) .......     17,785,770               19,806             (117,021)           4,796,597
                                       =============        =============        =============        =============

Proceeds from shares sold ...........  $ 640,917,425        $   7,637,165        $     356,629        $  14,694,975
Proceeds from shares issued in
    reinvestment of distributions ...    148,002,730            3,227,796              284,113            3,596,735
                                       -------------        -------------        -------------        -------------
                                         788,920,155           10,864,961              640,742           18,291,710
Cost of shares redeemed .............   (329,383,705)         (10,827,011)          (1,678,796)         (13,495,113)
                                       -------------        -------------        -------------        -------------
      Net increase (decrease) .......  $ 459,536,450        $      37,950        ($  1,038,054)       $   4,796,597
                                       =============        =============        =============        =============

                                                                        YEAR ENDED
                                                                    DECEMBER 31, 1996
                                       ----------------------------------------------------------------------------
                                                                                     U.S.
                                          AMERICAN             SPECIAL            GOVERNMENT             DAILY
                                           SHARES              SHARES               INCOME             GOVERNMENT
                                            INC.                INC.                 FUND                 FUND
                                       -------------        -------------        -------------        -------------
Shares sold .........................     15,567,086              625,367               24,347           24,374,970
Shares issued in reinvestment
    of distributions ................      3,980,585              536,003               42,111            6,823,075
                                       -------------        -------------        -------------        -------------
                                          19,547,671            1,161,370               66,458           31,198,045
Shares redeemed .....................     (7,951,322)            (889,193)            (136,618)        (103,126,988)
                                       -------------        -------------        -------------        -------------

      Net increase (decrease) .......     11,596,349              272,177              (70,160)         (71,928,943)
                                       =============        =============        =============        =============

Proceeds from shares sold ...........  $ 307,057,971        $   7,008,830        $     216,118        $  24,374,970
Proceeds from shares issued in
    reinvestment of distributions ...     81,960,295            5,908,372              373,713            6,823,075
                                       -------------        -------------        -------------        -------------
                                         389,018,266           12,917,202              589,831           31,198,045
Cost of shares redeemed .............   (156,710,834)          (9,900,528)          (1,215,947)        (103,126,988)
                                       -------------        -------------        -------------        -------------
      Net increase (decrease) .......  $ 232,307,432        $   3,016,674        $    (626,116)       $ (71,928,943)
                                       =============        =============        =============        =============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1997
===============================================================================

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

    A special meeting of shareholders was held on March 25, 1997. Matters submitted for approval included consideration of a Sub-Advisory Agreement between Davis Selected Advisers, L.P., the Investment Adviser of the Funds, and Davis Selected Advisers-NY, Inc., an affiliate of the Adviser, approval of amendments to the Funds' fundamental investment restrictions, ratification of Tait, Weller & Baker as the Fundsi independent auditors and election of Mr. William P. Barr, Ms. Marsha Williams, Mr. Richard C. O'Brien, Mr. Jerome E. Hass and Ms. Katherine L. MacWilliams as directors/trustees of the Funds. Results of the meeting were as follows:

SELECTED AMERICAN SHARES - With respect to consideration of the Sub-Advisory Agreement, 39,712,272 votes were cast in favor, 346,689 votes were cast against and 890,845 votes abstained. With respect to approval of amendments to the Fundis fundamental investment restrictions, 36,996,879 votes were cast in favor, 537,874 votes were cast against and 913,882 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 40,160,014 votes were cast in favor, 194,474 votes were cast against and 595,318 votes abstained. With respect to the election of Mr. Barr, 40,401,137 votes were cast in favor and 548,672 votes were withheld. With respect to the election of Ms. Williams, 40,404,815 votes were cast in favor and 544,993 votes were withheld. With respect to the election of Mr. O'Brien, 40,339,250 votes were cast in favor and 610,559 votes were withheld. With respect to the election of Mr. Hass, 40,351,192 votes were cast in favor and 598,616 votes were withheld. With respect to the election of Ms. MacWilliams, 40,330,042 votes were cast in favor and 619,767 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED SPECIAL SHARES - With respect to consideration of the Sub-Advisory Agreement, 3,144,383 votes were cast in favor, 87,117 votes were cast against and 314,912 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 2,945,058 votes were cast in favor, 69,097 votes were cast against and 322,723 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 3,277,587 votes were cast in favor, 10,924 votes were cast against and 257,901 votes abstained. With respect to the election of Mr. Barr, 3,300,402 votes were cast in favor and 246,011 votes were withheld. With respect to the election of Ms. Williams, 3,303,289 votes were cast in favor and 243,124 votes were withheld. With respect to the election of Mr. O'Brien, 3,281,144 votes were cast in favor and 265,268 votes were withheld. With respect to the election of Mr. Hass, 3,295,734 votes were cast in favor and 250,678 votes were withheld. With respect to the election of Ms. MacWilliams, 3,292,801 votes were cast in favor and 253,612 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED U.S. GOVERNMENT INCOME FUND - With respect to consideration of the Sub-Advisory Agreement, 421,678 votes were cast in favor, 8,768 votes were cast against and 10,137 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 423,811 votes were cast in favor, 6,635 votes were cast against and 10,137 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 434,176 votes were cast in favor, 4,057 votes were cast against and 2,350 votes abstained. With respect to the election of Mr. Barr, 423,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Ms. Williams, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Mr. O'Brien, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Mr. Hass, 432,710 votes were cast in favor and 7,873 votes were withheld. With respect to the election of Ms. MacWilliams, 432,710 votes were cast in favor and 7,873 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
December 31, 1997
===============================================================================

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr. James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED DAILY GOVERNMENT FUND - With respect to consideration of the Sub-Advisory Agreement, 101,811,501 votes were cast in favor, 294,519 votes were cast against and 473,183 votes abstained. With respect to approval of amendments to the Fund's fundamental investment restrictions, 101,465,318 votes were cast in favor, 544,029 votes were cast against and 569,855 votes abstained. With respect to ratification of Tait, Weller & Baker as the Fund's independent auditors, 102,249,478 votes were cast in favor, 19,028 votes were cast against and 310,696 votes abstained. With respect to the election of Mr. Barr, 102,278,030 votes were cast in favor and 301,173 votes were withheld. With respect to the election of Ms. Williams, 102,352,154 votes were cast in favor and 227,049 votes were withheld. With respect to the election of Mr. O'Brien, 102,294,115 votes were cast in favor and 285,088 votes were withheld. With respect to the election of Mr. Hass, 102,304,970 votes were cast in favor and 274,232 votes were withheld. With respect to the election of Ms. MacWilliams, 102,299,660 votes were cast in favor and 279,543 votes were withheld. The terms of office of Mr. Floyd A. Brown, Mr. William G. Cole, Mr. Shelby M.C. Davis, Mr. Robert J. Greenebaum, Mr.
James J. McMonagle and Mr. Larry Robinson also continued after the meeting.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                     YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------
                                                  1997          1996          1995          1994           1993(2)
                                                  ----          ----          ----          ----           ----
Net Asset Value, Beginning of Period........  $   21.53      $   17.68    $   13.09      $   14.59     $   17.13
                                              ---------      ---------    ---------      ---------     ---------

Income From Investment Operations
 Net Investment Income......................        .16            .18          .22            .20           .24
 Net Gains or Losses on Securities
    (both realized and unrealized)..........       7.72           5.15         4.74           (.66)          .70
                                              ---------      ---------    ---------      ---------     ---------
    Total From Investment Operations.........      7.88           5.33         4.96           (.46)          .94

Less Distributions
 Dividends (from net investment
    income).................................       (.17)          (.17)        (.22)          (.20)         (.24)
 Distributions (from capital gains).........      (2.05)         (1.31)        (.15)          (.83)        (3.24)
 Distributions in Excess of Net
    Investment Income.......................       (.01)            -            -            (.01)           -
                                              ---------      ---------    ---------      ---------     ---------
    Total Distributions.....................      (2.23)         (1.48)        (.37)         (1.04)        (3.48)
                                              ---------      ---------    ---------      ---------     ---------

Net Asset Value, End of Period..............  $   27.18      $   21.53    $   17.68      $   13.09     $   14.59
                                              =========      =========    =========      =========     =========

Total Return................................      37.25%         30.74%       38.09%         (3.20)%        5.42%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)............................ 2,221,655      1,376,466      925,512        529,404       451,392
 Ratio of Expenses to Average
    Net Assets..............................        .96%          1.03%       1.09%           1.26%         1.01%(1)
 Ratio of Net Income to Average
    Net Assets..............................        .62%           .87%       1.42%           1.42%         1.37%
 Portfolio Turnover Rate....................         26%            29%         27%             23%           79%
 Average Commission Rate per Share..........     $.0600         $.0580          -               -             -

(1) Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

(2) Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                       YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                   1997          1996           1995          1994(2),(3)   1993(3)
                                                   ----          ----           ----          ----          ----
Net Asset Value, Beginning of Period.........   $   10.89      $   10.80     $    9.02     $   10.20      $   10.40
                                                ---------      ---------     ---------     ---------      ---------

Income From Investment Operations
 Net Investment Income.......................        (.07)            -             -           (.03)            -
 Net Gains or Losses on Securities
    (both realized and unrealized)...........        2.83           1.27          3.04          (.22)          1.10
                                                ---------      ---------     ---------     ---------      ---------
    Total From Investment Operations.........        2.76           1.27          3.04          (.25)          1.10

Less Distributions
 Distributions (from capital gains)..........        (.62)         (1.18)        (1.26)         (.93)         (1.30)
                                                ---------      ---------     ---------     ---------      ---------
    Total Distributions......................        (.62)         (1.18)        (1.26)         (.93)         (1.30)
                                                ---------      ---------     ---------     ---------      ---------

Net Asset Value, End of Period...............   $   13.03      $   10.89     $   10.80     $    9.02      $   10.20
                                                =========      =========     =========     =========      =========

Total Return.................................       26.91%         11.86%        34.24%        (2.56)%        10.81%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)............................      74,930         62,435        58,975        47,275         53,257
 Ratio of Expenses to Average
    Net Assets ..............................        1.28%          1.33%         1.48%         1.41%(1)       1.24%(1)
 Ratio of Net Income to Average
    Net Assets...............................        (.60)%         (.66)%        (.58)%        (.27)%         (.07)%

 Portfolio Turnover Rate.....................          51%            98%          127%           99%           100%
 Average Commission Rate per Share...........      $.0600         $.0600            -             -              -

(1) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993 and 1994 would have been 1.51% and 1.62%, respectively.

(2) Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

(3) Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                     YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                                 1997            1996          1995         1994         1993(2)
                                                 ----            ----          ----         ----         ----
Net Asset Value, Beginning of Period.......  $    8.90       $    9.20     $    8.45    $    9.20     $    9.31
                                             ---------       ---------     ---------    ---------     ---------

Income From Investment Operations
 Net Investment Income.....................        .51             .53           .54          .50           .56
 Net Gains or Losses on Securities
    (both realized and unrealized).........        .11            (.28)          .78                        .21
                                             ---------       ---------     ---------    ---------     ---------
                                                                                             (.75)
    Total From Investment Operations.......        .62             .25          1.32         (.25)          .77

Less Distributions
 Dividends (from net investment
    income)................................       (.51)           (.53)         (.54)        (.50)         (.56)
 Distributions (from capital gains)........          -            (.02)         (.03)          -           (.32)
                                             ---------       ---------     ---------    ---------     ---------
    Total Distributions....................       (.51)           (.55)         (.57)        (.50)         (.88)
                                             ---------       ---------     ---------    ---------     ---------

Net Asset Value, End of Period.............  $    9.01       $    8.90     $    9.20    $    8.45     $    9.20
                                             =========       =========     =========    =========     =========

Total Return...............................       7.32%           2.85%        15.97%       (2.71)%        7.99%

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted)..........................      5,962           6,934         7,811       10,263        10,336
 Ratio of Expenses to Average
    Net Assets.............................       1.50%(1)        1.44%(1)      1.44%(1)     1.42%(1)      1.34%(1)
 Ratio of Net Income to Average
    Net Assets.............................       5.79%           5.96%         6.09%        5.70%         5.85%
 Portfolio Turnover Rate...................         16%             26%           76%          65%           29%

(1) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994, 1995, 1996 and 1997 would have been 1.88%, 1.69%, 1.58%, 1.67% and 1.60%, respectively.

(2) Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
===============================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                   YEAR ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------
                                                1997          1996            1995           1994          1993(2)
                                                ----          ----            ----           ----          ----
Net Asset Value, Beginning of Period......  $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
                                            ----------    ----------     ----------     ----------     ----------

Income From Investment Operations
 Net Investment Income....................        .048          .046           .051           .034           .023

Less Distributions
 Dividends (from net investment
    income)...............................       (.048)        (.046)         (.051)         (.034)         (.023)
                                            ----------    ----------     ----------     ----------     ----------

Net Asset Value, End of Period............  $    1.000    $    1.000     $    1.000     $    1.000     $    1.000
                                            ==========    ==========     ==========     ==========     ==========

Total Return..............................        4.91%         4.70%          5.23%          3.51%          2.34%
------------

Ratios/Supplemental Data
 Net Assets, End of Period
    (000 omitted).........................     117,471       112,674        184,603        121,886          8,732
 Ratio of Expenses to Average
    Net Assets............................         .70%          .75%           .75%(1)        .75%(1)        .75%(1)
 Ratio of Net Income to Average
    Net Assets............................        4.80%         4.62%          5.13%          3.44%          2.31%

(1) Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 2.29%, 1.07% and 0.78%, respectively.

(2) Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.


        We have audited the accompanying statement of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust, (comprising, respectively, the U.S. Government Income Fund and Daily Government Fund) including the schedules of portfolio investments as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December 31, 1997, the results of operations for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.

                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 1998

                   SELECTED
                    FUNDS

124 East Marcy Street Santa Fe, New Mexico 87501
================================================

DIRECTORS                    OFFICERS

William P. Barr              James J. McMonagle
Floyd A. Brown                 Chairman
Andrew A. Davis              Shelby M.C. Davis
Christopher C. Davis           President
Jerome Hass                  Kenneth C. Eich
James J. McMonagle             Vice President
Katherine L. MacWilliams     Eileen R. Street
Richard O'Brien                Vice President, Treasurer
Larry Robinson                 & Assistant Secretary
Marsha Williams              Thomas D. Tays
                               Vice President
                               & Secretary
                             Arthur Don
                               Assistant Secretary
                             Sheldon R. Stein
                               Assistant Secretary


INVESTMENT ADVISER
Davis Selected  Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

DISTRIBUTOR
Davis Distributors, LLC
124 East Marcy Street
Santa Fe, New Mexico  87501

TRANSFER AGENT & CUSTODIAN
State Street Bank Trust Company
c/o The Selected Funds
P.O. Box 8406
Boston, Massachusetts  02266-8406

COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602


============================================
FOR MORE INFORMATION ABOUT THE SELECTED
FUNDS, INCLUDING MANAGEMENT FEE, CHARGES
AND EXPENSES, SEE THE CURRENT PROSPECTUS
WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
============================================

DAVIS SELECTED ADVISERS, L.P.
Group of Funds
Selected American Shares
Selected Special Shares
Selected U.S. Government
  Income Fund
Selected Daily Government Fund

INVESTMENT ADVISER

Davis Selected Advisers, L.P.
124 E. Marcy Street
Santa Fe, NM 87501

DISTRIBUTOR

Davis Distributors, LLC
124 E. Marcy Street
Santa Fe, NM 87501

TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Co.
c\o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

LEGAL COUNSEL

D'Ancona & Pflaum
30 North LaSalle Street
Chicago, IL 60602-2502

AUDITORS

Tait, Weller and Baker
Two Penn Center, Suite 700
Philadelphia, PA 19102-1707



SELECTED FUNDS

ANNUAL REPORT

DECEMBER 31, 1997



    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]



                              [PICTURE OF A LEAF]




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